Financial risk management	12 Months Ended
Dec. 31, 2023
Disclosure Of Financial Risk Management [Abstract]
Financial risk management

3. Financial risk management

3.1. Financial risk factors

Through its operations, the Group is exposed to various financial risks attributable to primarily cash, short-term investments, trade receivables, trade payables, liabilities to credit institutions and Convertible Notes. The financial risks are market risk, mainly interest risk and currency risk, credit risk, liquidity risk and refinancing risk. The Group strives to minimize potential unfavorable effects from these risks on the Group’s financial results.

The aim of the Group’s financial operations is to:

•
ensure that the Group can meet its payment obligations,
•
manage financial risks,
•
ensure a supply of necessary financing, and
•
optimize the Group’s finance net.

The Group’s risk management is predominantly controlled by a central treasury department (“Group Treasury”) under policies owned by the CFO and approved by the Board of Directors. The CEO is responsible to the Board of Directors for the risk management and ensuring that the guidelines and risk mandates are followed and carried out in accordance with established treasury policy.

Group Treasury identifies, evaluates and hedges financial risks in close cooperation with the Group’s operating units. The treasury policy provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments and investment of excess liquidity. The treasury policy (a) identifies categories of financial risks and describe how they should be managed, (b) clarifies the responsibility in financial risk management among the Board of Directors, the CEO, the CFO, Group Treasury and the Subsidiaries, (c) specifies reporting and control requirements for Group treasury functions and (d) ensures that the treasury operations of the Group are supporting the overall strategy of the Group.

3.1.1 Market risk

Currency risk (transaction risk)

The Group operates internationally and is exposed to foreign exchange risk. Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities denominated in a currency that is not the functional currency of the relevant Group entity. Primarily, the Group is exposed to currency risk in Group companies with SEK, USD, SGD and GBP as the functional currencies. The primary risks in these companies are SEK/USD, SEK/EUR, SEK/GBP, SEK/CNY, SEK/SGD, SEK/NOK, USD/SEK, SGD/CNY and GBP/EUR due to internal accounts receivables and other receivables, internal trade payables and other liabilities, borrowings, short-term deposits (cash and cash equivalents), and external sales and purchases (accounts receivables and trade payables). The Group has internal loans denominated in currencies different from the functional currency of the lender. These loans form part of the net investment in foreign operations (extended equity) and are recognized in other comprehensive loss. Exposure from internal loans classified as extended equity are not included in the tables and sensitivity analysis below.

Due to the growth profile of the Group it is necessary to maintain a dynamic risk management of currency. Group Treasury monitors forecast of highly probable cash flows for each currency and aim to achieve a natural match of inflows and outflows. For those currencies which have a net cash flow that is positive or negative, Group Treasury has the possibility to use foreign exchange instruments (FX forward or spot) to manage the risk. The treasury policy mandates Group Treasury to hedge between 0% and 100% of the exposure for the following 18 months. The Group does not apply hedge accounting. As of December 31, 2023, the Group had currency derivatives of SEK 259.5 million (2022: SEK 500 million) for which the fair value was $0.9 million (2022: $0.3 million).

Exposure

The Group’s primary exposure to foreign currency risk at the end of the reporting period, expressed in thousands of USD was as follows:

	As of December 31, 2023
(in thousands of U.S. dollars)	SEK/USD	SEK/EUR	SEK/GBP	SEK/CNY	SEK/SGD	SEK/NOK	USD/SEK	SGD/CNY	GBP/EUR
Accounts receivables	—	8,318	—	—	—	—	—	42,245	—
Other receivables	—	1,077	22,938	—	53,661	10,406	24,400	—	2,780
S-T deposits	170,000	—	—	—	—	—	—	—	—
Liabilities to credit institutions	(132,831)	(2,810)	—	—	—	—	—	—	—
Trade payables	(1,757)	(15,701)	—	(47,727)	(35,785)	—	—	—	—
Lease liabilities	—	(2,047)	—	—	—	—	—	—	—
Other current liabilities	(7,813)	—	—	—	—	—	(22,388)	—	—
Total	27,599	(11,163)	22,938	(47,727)	17,876	10,406	2,012	42,245	2,780

	As of December 31, 2022
(in thousands of U.S. dollars)	SEK/USD	SEK/EUR	SEK/GBP	SEK/CNY	SEK/SGD	SEK/NOK	USD/SEK	SGD/CNY	GBP/EUR
Accounts receivables	—	6,864	5,864	23,060	—	—	—	31,117	—
Other receivables	—	18,058	—	—	26,995	11,359	—	—	—
S-T deposits	—	—	—	4,315	—	—	—	—	—
Liabilities to credit institutions	—	(4,002)	—	—	—	—	—	—	—
Trade payables	(942)	(15,944)	—	(9,821)	(12,083)	—	—	—	—
Lease liabilities	—	(2,615)	—	—	—	—	—	—	—
Other current liabilities	(127,884)	—	—	—	—	—	—	—	(11,808)
Total	(128,826)	2,361	5,864	17,554	14,912	11,359	—	31,117	(11,808)

Sensitivity

The Group is primarily exposed to changes in SEK/USD, SEK/EUR, SEK/GBP, SEK/CNY, SEK/SGD, SEK/NOK, USD/SEK, SGD/CNY and GBP/EUR exchange rates. The Group’s risk exposure in foreign currencies:

Impact on loss before tax
	2023	2022	2021
SEK/USD exchange rate - increase/decrease 10%	+/- 2,760	+/- 12,883	+/- 7,036
SEK/EUR exchange rate - increase/decrease 10%	+/- 1,116	+/- 236	+/- 1,296
SEK/GBP exchange rate - increase/decrease 10%	+/- 2,294	+/- 586	+/- 350
SEK/CNY exchange rate - increase/decrease 10%	+/- 4,773	+/- 1,755	+/- 14,294
SEK/SGD exchange rate - increase/decrease 10%	+/- 1,788	+/- 1,491	+/- 2,722
SEK/NOK exchange rate - increase/decrease 10%	+/- 1,041	+/- 1,136	—
USD/SEK exchange rate - increase/decrease 10%	+/- 201	—	—
SGD/CNY exchange rate - increase/decrease 10%	+/- 4,224	+/- 3,112	+/- 691
GBP/EUR exchange rate - increase/decrease 10%	+/- 278	+/- 1,181	+/- 1,225

Currency risk (translation risk)

The Group is also exposed to currency risk when foreign subsidiaries with a functional currency other than USD are consolidated, primarily for EUR, SEK, GBP and CNY. The Group’s policy is not to hedge the translation exposure related to net foreign assets to reduce translation risk in the consolidated financial statements.

Interest rate risk

The Group is exposed to interest rate risk that arises from the TLB Credit Agreement (as defined in section 3.1.3 Liquidity risk below) that carries an interest of Term SOFR with a floor of 2.5%. To manage the risk the Group has entered into interest rate caps for the full amount of the term loan of $130 million. The cap is 4.6% and has a maturity of 3 years (April 2026). As of December 31, 2023, the cap is in the money and the Group is not exposed to changes in the variable interest rate above 4.6%.

The Group’s interest rate risk also arises from long-term liabilities to credit institutions with variable rates (Euro Interbank Offered Rate “Euribor” 3 Months during 2023, 2022 and 2021, which expose the Group to cash flow interest rate risk. As of December 31, 2023, the nominal amount of liabilities to credit institutions with variable interest rate was $2.8 million with no hedges. As of December 31, 2022, the nominal amount of liabilities to credit institutions with variable interest rate was $4.0 million with no hedges.

Sensitivity

Profit or loss is sensitive to higher/lower interest expense primarily from liabilities to credit institutions as a result of changes in interest rates.

	Impact on loss before tax
	2023	2022	2021
Interest rates - increase by 100 basis points	+28	+526	+60
Interest rates - decrease by 100 basis points	-375	-526	-60
Interest rates - increase by 300 basis points	+84	+1,578	+180
Interest rates - decrease by 300 basis points	-642	-1,578	-180

The effect from increase in basis points are due to the cap that economically hedges the TLB Credit Agreement. At year end the cap is in the money and increases in Term SOFR will therefore not have any effect on the sensitivity analysis and only a small effect from liabilities with Euribor rate. The effect from decrease in basis points is limited due to a floor of 2.5% in the Term SOFR in the TLB Agreement.

Fair value / Price risk

The Group is exposed to price risk from changes in fair value from short-term investments held by the Group that are classified as fair value through profit and loss. To manage the risk arising from investments, surplus liquidity may be invested primarily in liquid assets with low risk, investment grade BBB- or better rated. All of the short-term investments matured during 2022 and as at December 31, 2022 and 2023, respectively, the Group had no investments at fair value. The fair value of the short-term investments as of December 31, 2021 was $250 million.

During the year ended December 31, 2023, the Group issued Convertible Notes which are classified as liabilities at the initial date of recognition at fair value through profit or loss. Fair value changes relating to the Group's own credit risk are recognized in other comprehensive income. Amounts recorded in other comprehensive income related to credit risk are not subject to recycling in profit or loss, but are transferred to retained earnings when realized. Fair value changes relating to market risk are recognized in finance income in the consolidated statement of operations. The fair value of the Convertible Notes as of December 31, 2023 was $324 million.

For details on the fair value on Convertible Notes, see Note 18 Financial instruments per category.

Sensitivity

Profit or loss is sensitive to changes in fair value from short-term investments and Convertible Notes.

The following table shows the impact of changes in the fair value on the short-term investments:

	Impact on loss before tax
	2023	2022	2021
Fair value - increase/decrease by 10%	—	—	+/- 25

For details on sensitivity to changes in fair value on Convertible Notes, see Note 18 Financial instruments per category.

Commodity price risk

The Group is exposed to risk related to the price and availability of ingredients. Profitability is dependent on, among other things, the Group’s ability to anticipate and react to availability of ingredients and inflationary pressures. Currently, the main ingredient in the Group’s products is oat. The Group purchases oats from millers in Belgium, Sweden, Finland, the United States, Malaysia and China, so supply may be particularly affected by any adverse events in these countries and regions. The prices of oats and other ingredients used, such as rapeseed oil, are subject to many factors beyond the Group’s control, including poor harvests due to adverse weather conditions, natural disasters and changes in world economic conditions, including as a result of health epidemics such as the COVID-19 pandemic and the conflicts in Ukraine and the Red Sea. Oat prices and other ingredients such as rapeseed oil are normally agreed to annually with suppliers for the following year based on the outcome of the current year harvest.

The Group believes it will be able to address material commodity increases by either increasing prices or reducing operating expenses. However, increases in commodity prices, without adjustments to pricing, or reduction to operating expenses, or a delay in pricing actions, could increase costs and increase loss as a share of revenue. In addition, macro-economic and competitive conditions could make additional price increases difficult.

A general commodity cost price increase of 5% would have increased the Group’s 2023 commodity costs by $12.0 million (2022: $11.2 million).

3.1.2 Credit risk

Credit risk arises primarily from cash and cash equivalents and debt instruments carried at amortized cost.

Financial counterparty credit risk is managed on a Group basis. The external financial counterparties must be high-quality international credit institutions or other major participants in the financial markets, in each case, with a minimum investment grade rating BBB- / Baa3. The rating of the financial counterparties used during 2023 and 2022 were in the range from BBB to AA+.

Customer and supplier credit risk is mitigated through credit risk assessment, credit limit setting in case of payment obligations overdue and through the contractual terms. There are no significant concentrations of credit risk in regards of exposure to specific industry sectors and/or regions. For the year ended December 31, 2023, one customer in the foodservice channel represented approximately 12% (2022 and 2021: 14% respectively) of total revenue. The Group has not had any incurred credit losses from this customer historically.

The Group has primarily one type of debt instrument carried at amortized cost, subject to the expected credit loss model: trade receivables.

Trade receivables

The Group applies the simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables.

To measure the expected credit losses, trade receivables have been grouped based on days past due. The expected loss rates are based on sales over a period of 36 months before December 31, 2023, and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables. In cases when the Group has more information on customers than the statistical model reflects, a management overlay is made for those specific customers. Historically, the Group has experienced immaterial credit losses. Based on the historical data of low credit losses together with a forward-looking assessment, the expected credit loss for trade receivables is not material. The Group has during 2023 and 2022 no significant impairment losses relating to specific customers.

The aging of the Group’s trade receivables is as follows:

	2023	2022
Current	92,293	83,020
1-30 days past due	15,127	9,739
31-60 days past due	2,488	4,630
61-90 days past due	1,381	1,431
91- days past due	2,882	5,865
Gross carrying amount	114,171	104,685
Allowance for expected credit losses	(1,220)	(3,730)
Net carrying amount	112,951	100,955

The movements in the Group’s allowance for expected credit losses of trade receivables are as follows:

	2023	2022
As at January 1	(3,730)	(883)
Increase of allowance recognized in statement of operations during the year	(720)	(3,666)
Receivables written off during the year as uncollectible	1,912	205
Unused amount reversed	1,331	578
Translation differences	(13)	36
As at December 31	(1,220)	(3,730)

Trade receivables are written off where there is no reasonable expectation of recovery. Assessments are made individually, in each case, based on indicators that there is no reasonable expectation of recovery. Indicators include, among others, the failure of a debtor to engage in a repayment plan with the Group. Impairment losses on trade receivables are presented as selling, general and administration expenses within operating loss. Subsequent recoveries of amounts previously written off are credited against the same line item.

3.1.3 Liquidity risk

Liquidity risk is the Group’s risk of not being able to meet the short-term payment obligations due to insufficient funds. Management monitors rolling forecasts of the Group’s liquidity reserve (comprising the undrawn borrowing facilities below) and cash and cash equivalents on the basis of expected cash flows. This is monitored at Group level with input from local management. In addition, the Group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. Due to the dynamic nature of the underlying businesses, Group Treasury maintains flexibility in funding by maintaining availability under committed credit lines.

As at December 31, 2023, the Group held cash and cash equivalents of $249.3 million (2022: $82.6 million) that are available for managing liquidity risk. The Group has both long-term and short-term financing with credit institutions.

The Company has a European Investment Fund guaranteed three-year term loan facility with Svensk Exportkredit (the “EIF Facility”) which was entered into in October 2019. In October 2022, the EIF Facility was amended to extend the term for another three years, with a maturity date in October 2025. The loan facility and interest margin remain unchanged. As of December 31, 2023 and December 31, 2022, the Group had €2.5 million (equivalent of $2.8 million) and €3.8 million (equivalent of $4.0 million), respectively, outstanding on the EIF Facility, including accrued interest.

On April 18, 2023, the Company entered into a Term Loan B Credit Agreement (“TLB Credit Agreement”) with, amongst others, Silver Point Finance LLC as Syndication Agent and Lead Lender, J.P. Morgan SE, as Administrative Agent and Wilmington Trust (London) Limited as Security Agent, including a term loan facility of $130 million borrowed by Oatly AB. The term of the TLB Credit Agreement is five years from the funding date of the term loan facility, and the term loan facility is subject to 1% amortization per annum paid in quarterly installments. Borrowings carry an interest rate of Term SOFR (with floor of 2.50%) plus 7.5% or Base Rate (with floor of 3.50%) plus 6.5%. The TLB Credit Agreement contains maintenance financial covenants such as minimum EBITDA, total net leverage ratio and liquidity requirements. The TLB Credit Agreement also contains certain negative covenants, including but not limited to restrictions on indebtedness, limitations on liens, fundamental changes covenant, asset sales covenant, and restricted payments covenant. The debt under the TLB Credit Agreement ranks pari passu with, and shares in the same security and guarantees from the Group as, the EIF Facility and the SRCF Agreement by way of the Intercreditor Agreement. As of December 31, 2023 the Group had $132.8 million outstanding on the TLB Credit Agreement, including accrued interest.

On April 18, 2023, the SRCF Agreement was amended and restated whereby, among other things, (i) the term of the SRCF Agreement was reset to three years and six months, with a one year uncommitted extension option, (ii) the lender group under the SRCF Agreement was reduced to JP Morgan SE, BNP Paribas SA, Bankfilial Sverige, Coöperatieve Rabobank U.A. and Nordea Bank Abp, filial i Sverige and the commitments under the SRCF Agreement were reduced to SEK 2,100 million (equivalent of $192.1 million), with an uncommitted incremental revolving facility option of up to SEK 500 million (equivalent of $45.7 million), (iii) the initial margin was reset at 4.00% p.a., (iv) the tangible solvency ratio, minimum EBITDA, minimum liquidity and total net leverage ratio financial covenants were reset, (v) the existing negative covenants were amended to further align with those included in the TLB Credit Agreement, including in relation to incurrence of indebtedness, and (vi) the debt under the SRCF Agreement ranks pari passu with, and shares in the same security and guarantees from the Group as, the EIF Facility and the TLB Credit Agreement by way of the Intercreditor Agreement. As of December 31, 2023, the Group had no utilized loan amounts under the amended SRCF Agreement. As of December 31, 2022, the Group had utilized loan amounts under the previous SRCF agreement of SEK 507 million (equivalent of $48.6 million), including accrued interest.

On May 23, 2023, (i) the SRCF Agreement was amended pursuant to an amendment letter to, among other things, ensure that the HH Notes constitute “PIPE Financing” under and as defined in the SRCF Agreement and (ii) the TLB Credit Agreement was amended pursuant to an amendment agreement to, among other things, ensure that the HH Notes constitute “Convertible Bonds” under and as defined in the TLB Credit Agreement. See Note 27 Convertible Notes for more information on the Company’s Convertible Notes.

The EIF Facility, TLB Credit Agreement and the SRCF Agreement benefit from the same guarantees. The primary assets pledged as security for these loans are:

•
Shares in substantially all group companies
•
Material bank accounts
•
Material intra-group loans
•
Material intellectual property
•
For the group companies in Sweden, floating charges in the aggregate amount of SEK 200 million (equivalent of $20.0 million)
•
Real property mortgage certificates in Sweden, in the amount of SEK 92 million (equivalent of $9.2 million)
•
For group companies in the United Kingdom, United States, Hong Kong, Singapore, and the Netherlands floating charges covering essentially all the assets in these companies.

In November 2022, the Group's indirect subsidiary Oatly Shanghai Co., Ltd. entered into a RMB 150 million (equivalent of $20.7 million) working capital credit facility with China Merchants Bank Co., Ltd. Shanghai Branch (the “CMB Credit Facility”). As of December 31, 2022, there were no outstanding borrowings under the CMB Credit Facility. In November 2023, the CMB Credit Facility was terminated.

In total, the Group had access to undrawn bank overdraft facilities at the end of the reporting period amounting to $210.3 million (2022: $318.4 million).

For changes in facilities and borrowings after the reporting period, see Note 35 Events after the end of the reporting period.

3.1.4 Refinancing risk

Refinancing risk is defined as the risk for difficulties in refinancing the Group, that financing cannot be achieved, or can only be achieved at a higher cost. Liabilities to credit institutions and available facilities within the Group has an weighted average maturity of 41 months per December 31, 2023 (2022: 16 months, 2021: 27 months).

The Convertible Notes will mature on September 14, 2028, unless earlier converted by the holders or required to be converted, repurchased or redeemed by the Company.

For changes in facilities and borrowings during the reporting period, see above Note 3.1.3 Liquidity risk.

For changes in facilities and borrowings after the reporting period, see Note 35 Events after the end of the reporting period.

The tables below analyze the Group’s financial liabilities into maturity groupings based on their contractual maturities for:

a)
all non-derivative financial liabilities; and
b)
derivative financial instruments for which the contractual maturities represent the timing of the cash flows.

The amounts disclosed in the table are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

December 31, 2023	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Lease liabilities	4,208	12,625	15,892	35,121	66,486	134,332	89,002
Convertible Notes	—	—	—	546,842	—	546,842	323,528
Liabilities to credit institutions	5,503	14,617	19,262	171,296	—	210,678	120,305
Trade payables	64,368	—	—	—	—	64,368	64,368
Total non-derivatives	74,079	27,242	35,154	753,259	66,486	956,220	597,203

December 31, 2022	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Lease liabilities	4,671	14,015	13,328	35,201	113,277	180,492	99,108
Liabilities to credit institutions	49,327	1,127	1,443	1,376	—	53,273	52,590
Trade payables	82,516	—	—	—	—	82,516	82,516
Total non-derivatives	136,514	15,142	14,771	36,577	113,277	316,281	234,214

Derivatives
Foreign currency forward contracts- inflows	(47,850)	—	—	—	—	(47,850)	—
Foreign currency forward contracts- outflows	48,238	—	—	—	—	48,238	—
Total derivatives	388	—	—	—	—	388	316

3.2. Capital management

The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern, so that the Group can continue its business and provide future returns for shareholders and maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may issue new shares or sell assets to reduce debt. Capital is calculated as “equity attributable to shareholders of the parent” as shown in the balance sheet plus total borrowings (including Convertible Notes, current and non-current liabilities to credit institutions and lease liabilities as shown in the balance sheet) less cash and cash equivalents.